MET INVESTORS SERIES TRUST

SUPPLEMENT DATED JUNE 15, 2016

TO THE

PROSPECTUS DATED MAY 1, 2016

METLIFE BALANCED PLUS PORTFOLIO

Effective immediately, the following changes are made to the prospectus of the MetLife Balanced Plus Portfolio (the “Portfolio”), a series of Met Investors Series Trust.

In the Portfolio Summary, the second paragraph of the subsection entitled “Portfolio Managers” of the section entitled “Management” is deleted in its entirety and replaced with the following:

Josh Davis, Ph.D., Lead Portfolio Manager and Executive Vice President, Steve A. Rodosky, Managing Director, Graham A. Rennison, CFA, Senior Vice President and David L. Braun, CFA, Managing Director, have managed the Overlay Portion of the Portfolio since January 2016, 2011, January 2016, and June 2016, respectively.

In the section entitled “Additional Information About Management,” the following paragraph is added after the eighth paragraph in the subsection entitled “The Subadviser”:

David L. Braun, CFA, is a Managing Director in PIMCO’s New York office and head of the U.S. financial institutions group (FIG) portfolio management team and a senior member of the liability driven investment portfolio management team. He oversees management of fixed income investment portfolios for both affiliated and non-affiliated bank, insurance, corporate and stable value clients.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH

THE PROSPECTUS FOR FUTURE REFERENCE